UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Meta Financial Group, Inc.
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META FINANCIAL GROUP, INC.
121 East Fifth Street
Storm Lake, Iowa 50588
(712) 732-4117

December 30, 2011

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of Meta Financial Group, Inc. (“Meta Financial”), we cordially invite you to attend our Annual Meeting of Stockholders.  The meeting will be held at 1:00 p.m., local time, on Monday, January 30, 2012, at our main office located at 121 East Fifth Street, Storm Lake, Iowa.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the Annual Meeting. We have also enclosed a copy of our Summary Annual Report to Stockholders and Annual Report on Form 10-K. At the Annual Meeting, we will report on Meta Financial’s operations and outlook for the year ahead.

We encourage you to attend the meeting in person. Whether or not you plan to attend the Annual Meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope, or authorize a proxy by telephone or through the Internet site designated on the enclosed proxy card, as promptly as possible.  This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Your Board of Directors and management are committed to the continued success of Meta Financial and the enhancement of your investment.  As Chairman of the Board, President, and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

J. TYLER HAAHR
Chairman of the Board, President and Chief Executive Officer

META FINANCIAL GROUP, INC.
121 East Fifth Street
Storm Lake, Iowa 50588
(712) 732-4117

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on January 30, 2012

Notice is hereby given that the Annual Meeting of Stockholders of Meta Financial Group, Inc. will be held at our main office located at 121 East Fifth Street, Storm Lake, Iowa, on Monday, January 30, 2012, at 1:00 p.m., local time.  At the Annual Meeting, stockholders will be asked to:

•	Elect three (3) directors, each for a term of three (3) years.

Your Board of Directors recommends that you vote “FOR” the election of each of the directors.

Stockholders also will transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.  We are not aware of any other business to come before the meeting.

The record date for the Annual Meeting is December 27, 2011.  Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

A proxy card and proxy statement for the Annual Meeting are enclosed.  Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing, dating and mailing the enclosed proxy card in the accompanying postpaid return envelope, or authorize a proxy by telephone or through the Internet site designated on the enclosed proxy card, which is solicited on behalf of the Board of Directors.  Your proxy will not be used if you attend and vote at the Annual Meeting in person, and your proxy selection may be revoked or changed prior to the Annual Meeting.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Thank you for your continued interest and support.

By Order of the Board of Directors

J. TYLER HAAHR
Chairman of the Board, President and Chief Executive Officer
Storm Lake, Iowa
December 30, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 30, 2012.

The proxy statement and annual report are available online at www.proxyvote.com.  YOU CAN ALSO VOTE BY TELEPHONE AT 1-800-690-6903.

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.  A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.  YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR THROUGH THE INTERNET SITE DESIGNATED ON THE PROXY CARD.

META FINANCIAL GROUP, INC.
121 East Fifth Street
Storm Lake, Iowa 50588
(712) 732-4117

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To be held January 30, 2012

INTRODUCTION

The Board of Directors of Meta Financial Group, Inc. (“Meta Financial” or the “Company”) is using this proxy statement to solicit proxies from the holders of Company common stock for use at Meta Financial’s Annual Meeting of Stockholders (“Annual Meeting”).  We are mailing this proxy statement and the enclosed proxy card to our stockholders on or about December 30, 2011.

Certain information provided herein relates to MetaBank, which is a wholly owned subsidiary of Meta Financial.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

Time and Place of the Annual Meeting. Our Annual Meeting will be held as follows:

Date:	January 30, 2012
Time:	1:00 p.m., local time
Place:	MetaBank 121 East Fifth Street Storm Lake, Iowa

Matters to be Considered at the Annual Meeting.  At the Annual Meeting, stockholders of Meta Financial will be asked to consider and vote on the election of three (3) directors, each for a three-year term.  The stockholders will also transact any other business that may properly come before the Annual Meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

Voting Rights of Stockholders.  December 27, 2011 is the record date for the Annual Meeting (the “Record Date”). Only stockholders of record of Meta Financial common stock as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.  You are entitled to one vote for each share of Meta Financial common stock that you own.  On December 27, 2011, a total of 3,190,765 shares of Meta Financial common stock were outstanding and entitled to vote at the Annual Meeting.

Employee Plan Shares.  We maintain the Meta Financial Employee Stock Ownership Plan and the MetaBank Profit Sharing 401(k) Plan (collectively, the “Employee Plans”), which hold collectively approximately 6.57% of the Meta Financial common stock outstanding. Subject to certain eligibility requirements, employees of Meta Financial and MetaBank participate in one or both of the Employee Plans.  Each participant in an Employee Plan is entitled to instruct the trustee of such Employee Plan as to how to vote such participant’s shares of Meta Financial common stock allocated to his or her Employee Plan account.  If an Employee Plan participant properly executes the voting instruction card distributed by the Employee Plan trustee, the Employee Plan trustee will vote such participant’s shares in accordance with the participant’s instructions. If properly executed voting instruction cards are returned to the Employee Plan trustee with no specific instruction as to how to vote at the Annual Meeting, the trustee may vote such shares in its discretion.  If the Employee Plan participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to the participant’s Employee Plan account, the Employee Plan trustee may vote such shares in its discretion.  The Employee Plan trustee will vote the shares of Meta Financial common stock held in the Employee Plans but not allocated to any participant’s account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.  As of the Record Date, all the shares held in the Employee Plans are allocated.

Shares held by a Broker.  If you are the beneficial owner of shares held by a broker in “street name,” your broker, as the record holder of the shares, will vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.”  The election of directors is considered a “non-discretionary” item, in which case your broker may not vote your shares without instructions from you.

Votes Required for Election of Directors and a Quorum.  Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of Meta Financial common stock.  This means that the three director nominees with the most affirmative votes will be elected.  Shares that are represented by a proxy which are marked “vote withheld” for the election of one or more director nominees and broker non-votes will have no effect on the vote for the election of directors, although they will be counted for purposes of determining whether there is a quorum.  A quorum is necessary in order for us to conduct the Annual Meeting, and if one-third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.

If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  As of the date of this proxy statement, we are not aware of any reason that a director nominee would be unable to stand for election.

The members of the Board of Directors unanimously recommend that you vote “FOR” each of the director nominees set forth in this proxy statement.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

Voting of Proxies.  You may vote in person at the Annual Meeting or by proxy.  To ensure your representation at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting.  You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date.  See “—Revocability of Proxies” below.

Voting instructions are included on your proxy card. Shares of Meta Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions.  If properly executed proxies are returned to Meta Financial with no specific instruction as to how to vote at the Annual Meeting, the persons named in the proxy will vote the shares “FOR” the election of each of the director nominees.

VOTE BY TELEPHONE — 1-800-690-6903.  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. If you vote by telephone, please do not mail your Proxy Card.

VOTE BY INTERNET — www.proxyvote.com.  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by Internet, please do not mail your Proxy Card.

The Internet voting procedures are designed to authenticate Meta Financial’s stockholders’ identities, to allow Meta Financial’s stockholders to give their voting instructions, and to confirm that Meta Financial’s stockholders’ instructions have been recorded properly. Stockholders who wish to vote over the Internet should be aware that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

Any Meta Financial stockholder of record desiring to vote over the Internet will be required to enter the unique control number imprinted on such holder’s Meta Financial proxy card and should therefore have his or her Meta Financial proxy card in hand when initiating the session. To vote over the Internet, log on to the website www.proxyvote.com, and follow the simple instructions provided. Instructions are also included on the proxy card.

The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment.  We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children, in which case you would receive three separate proxy cards to vote.

Revocability of Proxies.  You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date,

•	notifying the Corporate Secretary of Meta Financial in writing before the Annual Meeting that you have revoked your proxy, or

•	voting in person at the Annual Meeting.

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares are held in the name of your broker, bank, or other nominee, you must bring an authorization letter from the broker, bank, or nominee indicating that you were the beneficial owner of Meta Financial common stock on the Record Date if you wish to vote in person.

Proxy Solicitation Costs.  We will pay our own costs of soliciting proxies.  In addition to this mailing, Meta Financial’s directors, officers, and employees may also solicit proxies personally, electronically, or by telephone. We will also reimburse brokers, banks, and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP

Except as otherwise noted, the following table presents information regarding the beneficial ownership of Meta Financial common stock as of the Record Date, by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than 5% of our outstanding common stock;

•	each director and director nominee of Meta Financial;

•	each named executive officer of Meta Financial named in the Summary Compensation Table appearing under “Executive Compensation” below; and

•	all of the executive officers and directors of Meta Financial as a group.

The persons named in the table below have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”).  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after the Record Date are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Percentage ownership is based upon 3,190,765 shares of common stock outstanding on the Record Date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class

Cash America International, Inc. (2)	265,000	8.50%
1600 West 7th Street
Fort Worth, TX 76102

Philadelphia Financial Management of San Francisco, LLC (3)	209,584	6.57%
450 Sansome St. #1500
San Francisco, CA 94111

Meta Financial Group, Inc. Employee Stock Ownership Plan (4)	204,806	6.57%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

James S. Haahr (5)	233,547	7.19%

J. Tyler Haahr (6)	223,838	6.83%

Bradley C. Hanson (7)	121,333	3.69%

Troy Moore III (8)	97,789	3.03%

Rodney G. Muilenburg	82,861	2.60%

E. Thurman Gaskill (9)	53,514	1.68%

Jeanne Partlow	8,078	*

Frederick V. Moore	2,139	*

Directors and executive officers of Meta Financial as a group (8 persons) (10)	624,142	18.15%

* Indicates less than 1%.

(1)	Except as otherwise indicated in the table, the address for each director and executive officer is c/o Meta Financial Group, Inc., 121 East Fifth Street, Storm Lake, IA 50588.

(2)	As reflected in a Schedule 13D filed on February 5, 2010.

(3)	As reflected in a Schedule 13D filed on June 24, 2011.

(4)
All shares are allocated to ESOP participant accounts, and such shares are voted by the trustee in accordance with participant instructions and are distributable in accordance with the ESOP terms, with the effect that the ESOP and the participants share dispositive power.

(5)
Includes 58,931 shares which Mr. James S. Haahr has the right to acquire pursuant to stock options within 60 days after the Record Date, and 8,386.90 shares held by a limited liability company of which Mr. James S. Haahr is a member.

(6)
Includes 84,585 shares which Mr. J. Tyler Haahr has the right to acquire pursuant to stock options within 60 days after the Record Date, and 61,239 shares held by a trust of which Mr. J. Tyler Haahr is a trustee.

(7)	Includes 97,904 shares which Mr. Hanson has the right to acquire pursuant to stock options within 60 days after the Record Date.

(8)	Includes 38,506 shares which Mr. Moore has the right to acquire pursuant to stock options within 60 days after the Record Date.

(9)	Includes 50,114 shares as to which Mr. Gaskill has reported shared ownership.

(10)
Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power.  Included in the shares reported as beneficially owned by all directors and executive officers are options to acquire 248,587 shares of Meta Financial common stock exercisable within 60 days after the Record Date.

PROPOSAL I:  ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members.  Approximately one-third of the directors are elected annually to serve for three-year periods or until their respective successors are elected and qualified. All of our director nominees currently serve as Meta Financial directors.

The table below sets forth information regarding the members of our Board of Directors, including their age, position(s) with Meta Financial and term(s) of office.  The following directors are “independent directors,” meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 5605(a)(2) of the NASDAQ Listing Rules:  E. Thurman Gaskill, Frederick V. Moore, Rodney G. Muilenburg, and Jeanne Partlow.

If before the election it is determined that any director nominee is unable to serve, your proxy authorizes a vote for a replacement nominee if our Board of Directors names one.  At this time, we are not aware of any reason why a nominee might not remain on the ballot until the election.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  The members of the Board of Directors unanimously recommend that you vote “FOR” each of the director nominees.

Name	Age	Position(s) Held in Meta Financial	Director Since (1)	Term to Expire

Nominees

Frederick V. Moore	55	Director	2006	2012
Troy Moore III(2)	43	Director, Executive Vice President, and Chief Operating Officer	2011	2012
Jeanne Partlow	78	Director	1996	2012

Directors Remaining in Office

J. Tyler Haahr	48	Chairman of the Board, President, and Chief Executive Officer	1992	2013
Bradley C. Hanson	47	Director, Executive Vice President	2005	2013
E. Thurman Gaskill	76	Director	1982	2014
Rodney G. Muilenburg	67	Director	1989	2014

(1)	Includes service as a director of MetaBank.
(2)
The Board of Directors appointed Troy Moore III to fill the vacancy on the Board of Directors created by James S. Haahr’s retirement, effective October 1, 2011.  Mr. Moore is the son-in-law of James S. Haahr and the brother-in-law of J. Tyler Haahr.

The principal business experience as well as the key experience, qualifications, attributes, and skills that led to a conclusion that the person should serve as a director of Meta Financial is set forth below.  All directors and nominees have held their present positions for at least five years unless otherwise indicated.

Frederick V. Moore — Mr. Moore has served as President of Buena Vista University in Storm Lake, Iowa since 1995.  He currently serves as a director of the Iowa Association of Independent Colleges and Universities, the Iowa College Foundation, and the Council for Adult and Experiential Learning.  Mr. Moore is a director of the Iowa Lakes Corridor Development Corporation and serves on the Iowa College Student Aid Commission.  He previously worked in corporate America as a strategic planner, financial analyst, and marketing executive.  Mr. Moore is an attorney who received a J.D. with honors, M.B.A. and B.A. degrees from the University of North Carolina at Chapel Hill.  Mr. Moore has been a director of the Company since 2006. The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Moore has developed through his position as President of Buena Vista University, an institution that has a $40 million annual budget, as well as his service on Meta Financial’s Audit Committee, enable him to provide the Board of Directors extensive financial and management expertise.   The Board has recommended his nomination for re-election as a director of Meta Financial.

Troy Moore III — Mr. Moore is Executive Vice President and Chief Operating Officer of Meta Financial Group, Inc.  The Board of Directors appointed Troy Moore III to fill the vacancy on the Board of Directors created by James S. Haahr’s retirement, effective October 1, 2011.  Previously, Mr. Moore was the president of the Central Iowa Market of MetaBank, a position he from 1998 to 2005. He joined MetaBank in 1997 as a Vice President in the Central Iowa Market. Mr. Moore received a Bachelor of Business Administration degree from Iowa State University, Ames, Iowa. Mr. Moore is the son-in-law of James S. Haahr, Meta Financial’s former Chairman of the Board, and the brother-in-law of J. Tyler Haahr, Meta Financial’s Chairman of the Board, President, and Chief Executive Officer.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Moore has developed through his years of involvement in various capacities in the financial services industry enable him to provide the Board of Directors extensive expertise regarding the operations and management of Meta Financial.  The Board has recommended his nomination for re-election as a director of Meta Financial.

Jeanne Partlow — Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of MetaBank, located in Des Moines, Iowa.  She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B., from 1986 until the end of December 1995, when Iowa Savings Bank was acquired by and became a division of MetaBank. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines with over thirty years of bank management experience.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Ms. Partlow has developed through her years of involvement in various capacities in the financial services industry, as well as her service on Meta Financial’s Audit Committee, Compensation Committee, and Nominating Committee, enable her to provide the Board of Directors extensive expertise regarding the operations and management of Meta Financial.  The Board has recommended her nomination for re-election as a director of Meta Financial.

J. Tyler Haahr — Mr. Haahr is Chairman of the Board, President and Chief Executive Officer of Meta Financial Group, Inc. and MetaBank; he is also the President of First Services Financial Limited. The Board of Directors elected Mr. Haahr to serve as its Chairman effective October 1, 2011.  Mr. Haahr has been employed by Meta Financial and its affiliates since March 1997. He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona.  Mr. Haahr is the immediate past Chairman of the board of directors of the Sioux Falls Family YMCA.  Mr. Haahr received his B.S. degree with honors at the University of South Dakota in Vermillion, South Dakota.  He graduated with honors from the Georgetown University Law Center, Washington, D.C.  Mr. Haahr is the son of James S. Haahr, Meta Financial’s former Chairman of the Board, and the brother-in-law of Troy Moore III.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Haahr has developed through his years of service as Chief Executive Officer of Meta Financial and MetaBank, as well as his legal background, enable him to provide the Board of Directors extensive expertise regarding the operations, management and regulation of Meta Financial and that he should continue to serve as a director of Meta Financial.

Bradley C. Hanson — Mr. Hanson is an Executive Vice President of both Meta Financial Group, Inc. and MetaBank, and he is the Division President for the Meta Payment Systems division of MetaBank.  He serves on the Board of Directors and Executive Committee for the Network Branded Prepaid Card Association.  Mr. Hanson has been employed by MetaBank since May 2004.  From 1991 until joining MetaBank in May 2004, Mr. Hanson was employed by Bankfirst in Sioux Falls, South Dakota, where he served in a variety of capacities, including Senior Vice President of Payment Systems from March 2001 to April 2004.  Mr. Hanson received his B.A. degree in Economics from the University of South Dakota in 1988.  He attended the ABA School of Bankcard Management at the University of Delaware in 1996 and the ABA Graduate School of Bankcard Management at the University of Oklahoma in 1997.  Mr. Hanson has been a director of the Company since 2005.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Hanson has developed through his years of involvement in various capacities in the financial services industry enable him to provide the Board of Directors extensive expertise regarding the operations and management of Meta Financial and that he should continue to serve as a director of Meta Financial.

E. Thurman Gaskill — Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa, since 1958.  He has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources.  Mr. Gaskill is the past president of Iowa Corn Growers Association, past chairman of the United States Feed Grains Council, and has served in numerous other agriculture positions.  He was a member of the Iowa State Senate and represented District 6 until his retirement in 2009. The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Gaskill has developed through his service as an elected and appointed state official and his extensive involvement in the community, as well as his operation of a grain farming operation, and his service on Meta Financial’s Compensation Committee, Stock Option Committee, and Nominating Committee enable him to provide the Board of Directors extensive expertise on state governmental and agribusiness matters affecting the Company’s primary business markets and that he should continue to serve as a director of Meta Financial.

Rodney G. Muilenburg — Mr. Muilenburg is a retired dairy specialist with Purina Mills, Inc.  Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa; an M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota; and a Specialist Degree in secondary school administration from Mankato State University, Mankato, Minnesota. The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Muilenburg has developed through his commercial and agribusiness background, and his service on Meta Financial’s Audit Committee, Compensation Committee, Stock Option Committee, and Nominating Committee enable him to provide the Board of Directors extensive financial, operations and management expertise and that he should continue to serve as a director of Meta Financial.

COMMUNICATING WITH OUR DIRECTORS

Although the Company has not to date developed formal processes by which stockholders may communicate directly with directors, it believes that the informal process, in which any communication addressed to the Board of Directors at the Company’s offices at 121 East Fifth Street, Storm Lake, Iowa 50588, in care of Investor Relations, the Chairman of the Board or other corporate officer is forwarded to the Board, has served the Board’s and stockholders’ needs.  There is currently no screening process, and all stockholder communications that are received by officers for the Board’s attention are forwarded to the Board.  In view of SEC disclosure requirements relating to this issue, the Board may consider the development of more specific procedures.  Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

MEETINGS AND COMMITTEES

Meetings

Meetings of the Board of Directors are generally held on a monthly basis.  The Board of Directors conducted twelve regular meetings during fiscal 2011.  Each director attended at least 75% of the Board meetings and any committees on which he or she served during fiscal 2011.

Committees

During fiscal 2011, the Board of Directors of Meta Financial had an Audit Committee, Compensation Committee, Stock Option Committee, and Nominating Committee.  In December 2011, the responsibilities of the Stock Option Committee were assumed by the Compensation Committee and the Stock Option Committee ceased to exist.  Charters of each of the committees can be found on the Company’s website at www.metafinancialgroup.com, “Corporate Governance.”

Audit Committee	Compensation Committee

Frederick V. Moore	E. Thurman Gaskill
Rodney G. Muilenburg	Rodney G. Muilenburg
Jeanne Partlow	Jeanne Partlow

Stock Option Committee	Nominating Committee

E. Thurman Gaskill	E. Thurman Gaskill
Rodney G. Muilenburg	Rodney G. Muilenburg
Jeanne Partlow

The Audit Committee met four times during fiscal 2011.  The functions of the Audit Committee are as follows:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance;

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department; and

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Compensation Committee met one time during fiscal 2011.  The functions of the Compensation Committee are as follows:

•	Make salary and bonus recommendations to the Board of Directors and determine the terms and conditions of employment of the officers of Meta Financial and MetaBank;

•	Oversee the administration of our employee benefit plans covering employees generally (other than stock incentive plans administered by the Stock Option Committee during fiscal 2011); and

•	Make recommendations to the Board of Directors with respect to our compensation policies and changes in year-to-year compensation packages.

The Stock Option Committee met one time during fiscal 2011.  The functions of the Stock Option Committee during fiscal 2011 were as follows:

•	Administer our stock incentive plan; and

•	Make recommendations to the Board of Directors with respect to our stock compensation policies.

The Nominating Committee, which met one time during fiscal 2011, is comprised entirely of “independent directors”, meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 5605(a)(2) of the NASDAQ Listing Rules.  Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Nominating Committee, or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the By-laws of Meta Financial.  Pursuant to the By-laws, nominations by stockholders must be delivered in writing to the Secretary of Meta Financial at least 30 days prior to the date of the Annual Meeting; provided, however, that in the event that less than 40 days’ notice or prior disclosure of the date of the Annual Meeting is given or made to stockholders, to be timely, notice by the stockholder must be received at the executive offices of Meta Financial not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made.  Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.  In evaluating candidates proposed by either the Board or stockholders, the Board looks for director candidates who possess the skills, experience, professional background and commitment necessary to contribute significantly to the Board. In making its determinations, the Board considers all relevant laws and regulations as well as other factors deemed important by it (such as the present composition of the Board).  The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ Listing Rules and, if a nominee is sought for service on the Audit Committee, the financial and accounting experience of a candidate, including whether an individual qualifies as an audit committee financial expert. Although the Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further the Company’s role as a community-based financial institution.

The Company is incorporated in Delaware and has held its annual meetings in Iowa since its incorporation.  Senior members of management have been present at each annual meeting to meet with stockholders and answer any questions. Historically, stockholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our stockholders and investors through meetings with management and other investor relations activities.  In view of the fact that stockholders have not historically attended our annual meetings, and that seven directors were present at the last annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a written code of ethics within the meaning of Item 406 of SEC Regulation S-K, which applies to our principal executive officer and senior financial officers, a copy of which can be found on the Company’s website at www.metafinancialgroup.com, “Corporate Governance.”  If we make substantive amendments to the Code of Ethics that are applicable to our principal executive or financial officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K in a timely manner.

Separation of Board Chairman and CEO

Prior to James S. Haahr’s retirement from the Board of Directors effective at the close of business September 30, 2011, James S. Haahr served as Chairman of the Board, and J. Tyler Haahr served as President and Chief Executive Officer and as a member of the Board.  Effective October 1, 2011, J. Tyler Haahr was elected to the additional post of Chairman, and E. Thurman Gaskill was elected to serve as Vice Chairman and Lead Director of the Company.  The Board of Directors has no formal policy requiring the separation of the positions of Chairman of the Board and Chief Executive Officer.  The Board has determined that its current structure, with a combined Chairman and Chief Executive Officer and an independent Lead Director, is in the best interests of the Company and its stockholders.  The Board believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given J. Tyler Haahr’s in-depth knowledge of the Company’s business, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As President and Chief Executive Officer, J. Tyler Haahr is intimately involved in the day-to-day operations of the Company and is thus in a position to elevate the most critical business issues for consideration by the Board. The Board believes that the combination of the Chairman and Chief Executive Officer roles as part of a governance structure that includes an independent Lead Director provides an effective balance for the management of the Company in the best interests of its stockholders.

Risk Oversight

The Board of Directors of the Company is actively involved in oversight of risks that could affect the Company.  This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.  The Board of Directors satisfies this responsibility through reports by each committee chair regarding the committee’s considerations and actions, as well as through reports directly from Company officers responsible for the oversight of particular risks within the Company, particularly MetaBank’s Chief Risk Officer who reports to the Company’s Audit Committee.  Risks relating to the direct operations of MetaBank are overseen by the Board of Directors of the Company, as they also serve as directors of MetaBank.  The directors oversee risk of MetaBank through the directors’ membership on MetaBank’s Committees.  In particular, all the Company’s Audit Committee members serve on MetaBank’s Audit Committee. The Board of Directors of MetaBank also has the Loan Committee and the Internal Control and Risk Committee that conduct risk oversight separate from the Company.  Further, MetaBank’s Board of Directors oversees risks through the establishment of policies and procedures recommended by MetaBank’s Chief Risk Officer and other officers that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to MetaBank.

Audit Committee Matters

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent Meta Financial Group, Inc., specifically incorporates this Report therein, and it shall not otherwise be deemed filed under such Acts.

Audit Committee Report.  The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2011:

•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2011 audited financial statements;

•
The Audit Committee has discussed with the Company’s independent registered public accounting firm (KPMG LLP) the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T;

•
The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and

•
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2011 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Submitted by the Audit Committee of the Company’s Board of Directors:

Frederick V. Moore	Rodney G. Muilenburg	Jeanne Partlow

Audit Committee Member Independence; Audit Committee Financial Expert; and Audit Committee Charter.  Each member of the Audit Committee is a non-employee director who (1) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 5605(a)(2) of the NASDAQ Listing Rules; (2) has not participated in the preparation of the financial statements of Meta Financial or any of its current subsidiaries at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  Our Board of Directors has determined that our Audit Committee has at least one member who qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The Board has determined that Ms. Partlow, based upon her experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that she has (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

COMPENSATION PROCESSES AND PROCEDURES

The Compensation Committee reviews annual salaries and bonuses of the Company’s executive officers and makes recommendations to the Board of Directors for review and approval.  During fiscal 2011, the Stock Option Committee of the Board administered the Meta Financial Group, Inc. 2002 Omnibus Incentive Plan, including the approval of all grants of stock options, stock appreciation rights, restricted stock and performance awards. The responsibilities of the Stock Option Committee were assumed by the Compensation Committee in December 2011 and the Stock Option Committee ceased to exist.  As such, the Stock Option Committee members were involved in all discussions and determinations affecting the compensation package given to each executive officer; their determinations with respect to stock awards, however, are absolute and are not reviewed or approved by the Board of Directors.

The compensation approval process, which is undertaken in the last month of each fiscal year, consists of annual performance evaluations that are completed by each executive officer’s immediate supervisor. Based on that individual evaluation, the relevant metrics for Company performance, and updated salary data on comparable positions, the Chairman and the President/CEO prepared proposed salary adjustments for all executives other than themselves for the fiscal year ended September 30, 2011. Effective October 1, 2011, following James S. Haahr’s retirement as Chairman, J. Tyler Haahr, the Company’s President and CEO, was elected to the additional post of Chairman, and E. Thurman Gaskill was elected to serve as Vice Chairman and Lead Director of the Company.  As a result of such changes on the Board of Directors, the Chairman will prepare the proposed salary adjustments for all executives other than himself for the fiscal year ending September 30, 2012.   The Compensation Committee makes salary adjustment recommendations to the Board of Directors with respect to the compensation of the Chairman and the remaining executives for review, discussion and approval. The full Board of Directors, with affected executive officers recusing themselves and abstaining from voting when appropriate, then reviews the recommendations of the Compensation Committee and approves the final compensation amounts except for equity awards which, as described above, are awarded without review or approval by the Board of Directors.  Regarding the compensation components, equity awards are effective as of September 30th, and compensation adjustments are effective on the first payroll period following October 1st of each year and remain in effect until the following September 30th.  Equity awards under the 2002 Omnibus Incentive Plan are subject to the approval by the Stock Option Committee, are dependent on the availability of authorized shares under the Plan, and are determined in accordance with the same criteria used by the Compensation Committee and the Board of Directors in determining the award of cash incentive compensation described above.

During 2010, the Compensation Committee engaged The Hay Group to conduct a total compensation review to analyze the competitiveness of the Company’s compensation arrangements (base salary, bonus and long-term incentive compensation) for its senior executives. The total compensation review involved the analysis of the comparison of the Company’s senior executive officer positions to similar positions within The Hay Group’s proprietary General Industry database and of compensation paid at peer organizations in the financial services/banking industry. Findings were summarized for each senior executive’s position against the comparator markets for base salary, total cash and total direct compensation and were considered by the Compensation Committee in determining incentive compensation awards for fiscal 2011 and establishing base salary, total cash, and total direct compensation for fiscal year 2012.  This analysis was considered by the Stock Option Committee when it approved the fully vested restricted stock awards granted in December, 2011 related to fiscal 2011 compensation.

Director compensation is determined by the full Board of Directors.  No compensation consultants are utilized to determine total non-employee director compensation, although the Board does utilize comparative sources and other secondary materials to determine, in its opinion, the adequacy of such compensation.

COMPENSATION OF DIRECTORS

The following table sets forth compensation information for the fiscal year ended September 30, 2011, for the Company’s non-employee directors.  Compensation for employee directors is set forth in the “Summary Compensation Table” set forth below.

The elements of compensation paid to the Company’s non-employee directors during the year ended September 30, 2011 were as follows:

•	An annual retainer of $11,000;

•	An annual retainer of $4,000 for directors on MetaBank’s Loan Committee;

•	For the chairman of the Audit Committee of the Board of Directors, an additional annual retainer of $1,500;

•	Restricted stock awards of 150 shares and 700 shares of the Company’s common stock granted on October 1, 2010 and February 1, 2011, respectively, vesting immediately;

•	A fee of $750 for each Board of Directors meeting attended;

•	A fee of $200 for each Board of Directors committee meeting attended; and

•	Reimbursement for out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Director Compensation

Name	Fee Earned or Paid in Cash ($)		Stock Awards ($) (1) (2)	Total ($)
E. Thurman Gaskill	$24,817		$15,213	$40,030
Frederick V. Moore	23,167		15,213	38,380
Rodney G. Muilenburg	29,417	15	15,213	44,630
Jeanne Partlow	32,517		15,213	47,730

(1)
Awards for 2011 reflect the aggregate grant date fair value of awards. The assumptions used in the calculation of these amounts are disclosed in Note 12 to our Consolidated Financial Statements included in our fiscal 2011 Annual Report on Form 10-K.

(2)	The aggregate number of vested stock awards outstanding at September 30, 2011, for each non-employee director.

Name	Outstanding Stock Awards (#)
E. Thurman Gaskill	2,500
Frederick V. Moore	2,500
Rodney G. Muilenburg	2,500
Jeanne Partlow	2,500

EXECUTIVE COMPENSATION

The following table sets forth compensation information for the fiscal years ended September 30, 2011 and 2010, for the Company’s Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)		Total ($)
J. Tyler Haahr- President and	2011	$399,039	$15,213	$--	$192,500	$70,362	(2)	$677,114
Chief Executive Officer	2010	365,015	10,355	73,007	182,500	71,441		702,318

James S. Haahr-	2011	315,654	15,213	--	152,500	64,068	(3)	547,435
Chairman of the Board	2010	277,000	10,355	55,405	138,500	61,358		542,618

Bradley C. Hanson-	2011	362,692	15,213	--	175,000	60,543	(4)	613,448
Executive Vice President	2010	329,615	10,355	65,999	165,000	48,604		619,573
__________________

(1)
Awards for 2011 reflect the aggregate grant date fair value of awards. The assumptions used in the calculation of these amounts are disclosed in Note 12 to our Consolidated Financial Statements included in our fiscal 2011 Annual Report on Form 10-K.

(2)
Includes $35,840 as a Company contribution to the Benefit Equalization Plan, $9,800 as a Company contribution to the Meta Financial Employee Stock Ownership Plan, $12,363 as a Company contribution to the MetaBank Profit Sharing 401(k) Plan, $5,000 for director compensation, and personal use of company-owned auto, personal portion of country club membership costs, a gift card and a life insurance premium.

(3)
Includes $21,880 as a Company contribution to the Benefit Equalization Plan, $9,800 as a Company contribution to the Meta Financial Employee Stock Ownership Plan, $12,363 as a Company contribution to the MetaBank Profit Sharing 401(k) Plan, $2,000 deferred compensation, $5,000 for director compensation, and personal use of company-owned auto, personal portion of country club membership costs, a gift card and a life insurance premium.

(4)
Includes $32,200 as a Company contribution to the Benefit Equalization Plan, $9,800 as a Company contribution to the Meta Financial Employee Stock Ownership Plan, $12,363 as a Company contribution to the MetaBank Profit Sharing 401(k) Plan, $5,000 for director compensation, and a gift card and a life insurance premium.

Material Terms of Employment

MetaBank has an employment agreement with each of J. Tyler Haahr and Bradley C. Hanson.  Each employment agreement provides for a minimum annual base salary and an initial term of three years.  Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary date under the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of MetaBank and their approval to extend. The agreements terminate upon such executive’s death, for cause, upon certain events specified by regulations of the Office of the Comptroller (“OCC”) of the Currency, which became responsible on July 21, 2011 for all functions of the Office of Thrift Supervision (the “OTS”) related to federal savings banks and the applicable OTS regulations in effect prior to July 21, 2011, or by such executive upon 90 days’ notice to MetaBank.  Notwithstanding any provisions to the contrary in the agreements, pursuant to administrative actions taken by the OTS against the Company in July 2011, and subject to certain exceptions, no payments that are contingent upon termination of employment of Messrs. Haahr and Hanson may be made currently, including those payments described below under "Potential Payments Upon Termination or Change-in-Control." Because of the provisions in the agreements relating to these payments, MetaBank is awaiting guidance from the OCC prior to extending the agreements for an additional one year term. At September 30, 2011, the agreements had a remaining term of approximately two years.  Effective for the first pay period following October 1, 2011, the base salaries of J. Tyler Haahr and Bradley C. Hanson were $385,000 and $350,000, respectively, with no set bonuses.  Prior to his retirement effective as of the close of business on September 30, 2011, James S. Haahr had an employment agreement with MetaBank which contained the same material terms of employment as those described in this paragraph.

An incentive compensation program has been established to reward those named executive officers who provide a level of performance to the Company which warrants recognition in the form of compensation above base compensation amounts.  Incentive compensation is based upon (1) performance by the individual and (2) overall Company performance.  Yearly incentive awards are tied to Company current year performance and to other quantifiable metrics that demonstrate the strengthening and broadening of the Company’s banking and payments businesses.  The compensation awards made at the conclusion of fiscal year 2011 were such that total cash incentive compensation could not exceed 50% of base compensation and stock-based compensation as a percentage of base compensation varied by the executive officer. Neither the Board nor the Stock Option Committee is required to authorize incentive compensation to eligible executive officers if, as determined by the Board or the Stock Option Committee, respectively, the officer’s performance does not warrant such awards.

Calculation of 2011 Restricted Stock Awards Pursuant to the 2002 Omnibus Incentive Plan

The number of restricted shares awarded was determined by taking the indicated percentage of base compensation times base compensation, divided by the closing bid price of $17.58 per share on September 30, 2011.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and unvested restricted stock awards held by the Company’s Named Executive Officers as of September 30, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

J. Tyler Haahr	5,220			$14.410	9/30/12
	7,350			21.765	9/30/13
	22,950			22.180	9/30/14
	2,160			18.870	9/30/15
	8,940			24.430	9/29/16
	7,155			39.840	9/28/17
	15,766			16.000	9/30/18
	8,449			23.010	9/30/19
	6,595			31.790	9/30/20

James S. Haahr	5,220			14.410	9/30/12
	7,500			21.765	9/30/13
	8,100			22.180	9/30/14
	7,914			24.430	9/29/16
	5,935			39.840	9/28/17
	11,883			16.000	9/30/18
	7,374			23.010	9/30/19
	5,005			31.790	9/30/20

Bradley C. Hanson	15,000	5,000		22.760	5/03/14
	984			22.180	9/30/14
	3,937			18.870	9/30/15
	20,000			20.415	10/24/15
	25,700			24.430	9/29/16
	5,400			39.840	9/28/17
	13,514			16.000	9/30/18
	7,407			23.010	9/30/19
	5,962			31.790	9/30/20

(1)
 The vesting schedule for the option awards is variable depending upon a set vesting schedule, not to exceed 8 years and may be dependent upon performance goals of the Company. There is no accelerated vesting.  Set forth below is the grant date and the date each award is vested in full for the unexercisable options:

Name	Number of unexercisable options (#)	Grant date	Vesting date (date award is vested in full)

Bradley C. Hanson	5,000	5/3/04	5/3/12

Retirement Benefits, Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

Most of our employees, including the members of our executive management team which includes the Named Executive Officers, participate in the MetaBank Profit Sharing 401(k) Plan and the Meta Financial Group, Inc. Employee Stock Ownership Plan.  J. Tyler Haahr and Bradley C. Hanson participate in the Supplemental Employees’ Investment Plan for Salaried Employees (the Benefit Equalization Plan or BEP) and related Trust Agreement.  This plan is an excess benefit plan that provides for employer contributions to the extent that Code Section 401(a)(17) and/or Code Section 415 limits the amounts that may be contributed to a participant’s qualified plan account.  James S. Haahr participated in the BEP prior to his retirement effective as of the close of business on September 30, 2011.

The Amended and Restated Contract for Deferred Compensation (the “Contract”) between MetaBank and James S. Haahr was intended as an inducement to retain Mr. Haahr’s services as the Chairman of the Board.  This Contract provided for compensation for years of service in the event of his death or retirement.  Because Mr. Haahr retired prior to age 80, the Company will pay a lump sum payment of the accrued deferred compensation as soon as administratively feasible, but no later than 90 days after September 30, 2011, subject to a six-month payment delay for the Code Section 409A compliance purposes if Mr. Haahr is a “specified employee” (as defined under Code Section 409(a)) at the time of his employment termination.

Benefits payable under the BEP and the Contract are designed to be taxable as ordinary income at the time of distribution.  Both the BEP and the Contract were amended during 2008 to comply with Code Section 409A.

Potential Payments Upon Termination or Change-in-Control

The employment agreement for each of J. Tyler Haahr and Bradley C. Hanson described above provides for payment to the executive of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a “change in control” of Meta Financial or MetaBank if employment terminates involuntarily in connection with such change in control or within 12 months thereafter.  This termination payment is subject to reduction by the amount of all other compensation to the executive deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a “change in control” and may not equal or exceed three times the executive’s average annual compensation over the most recent five-year period or otherwise be non-deductible by MetaBank for federal income tax purposes.  For the purposes of the employment agreements, a change in control is defined, in accordance with standard industry provisions, as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. § 574.3 or § 574.4, respectively, or successor regulations. These events may be triggered upon the acquisition or control of 10% of Meta Financial’s common stock.  Each agreement also guarantees participation in an equitable manner in employee benefits available to executive personnel.  Based on their current salaries, if the employment of Messrs. Haahr and  Hanson had been terminated as of September 30, 2011 under circumstances entitling them to termination payments as described above, they would have been entitled to receive lump sum cash payments of approximately $1.2 million and $1.1 million, respectively.  As described above, pursuant to the OTS administrative actions against the Company and MetaBank, no payments that are contingent upon termination of employment of Messrs. Haahr and Hanson may be made currently.

RELATED PERSON TRANSACTIONS

James S. Haahr Consulting Agreement

Following James S. Haahr’s retirement as Chairman of the Board of Directors of the Company and Chairman of the Board of Directors of MetaBank, the Company and James S. Haahr entered into a Consulting Services Agreement (the “Consulting Agreement”) on October 10, 2011, effective October 1, 2011 (the “Effective Date”), pursuant to which James S. Haahr will provide certain consulting services to the Company.

The Consulting Agreement provides that, during the period commencing on the Effective Date and ending on the date the Consulting Agreement is terminated by either party in accordance with the terms thereof (the “Term”), James S. Haahr will render consulting advice or services to the Company regarding the business and affairs of the Company and MetaBank (the “Services”), provided that (1) during the first year of the Term (the “Initial Term”), James S. Haahr will not be required to provide to the Company more than 40 hours of Services per month, and (2) for each calendar month during the Term occurring after the Initial Term, James S. Haahr will not be required to provide to the Company more than 10 hours of Services per month.  The Company has the right to terminate the Consulting Agreement at any time.  Beginning three years after the commencement of the Term, James S. Haahr has the right to terminate the Consulting Agreement.

The Consulting Agreement also provides that, during his life, James S. Haahr will not, without the prior written consent of the Company, serve as a director, officer, employee, consultant or advisor, either directly or indirectly, on behalf of any bank that is located within a 100-mile radius of any retail bank branch of MetaBank (the “Non-Compete”).  In consideration for the Services provided and for other benefits inuring to the Company and MetaBank under the Consulting Agreement (including the Non-Compete), the Company will, solely with respect to the Initial Term, pay to James S. Haahr an annual fee of $100,000, payable in equal monthly installments.  In consideration for the Non-Compete, the Company will provide to James S. Haahr and his spouse during their lives continued health and medical benefits substantially equivalent to the benefits provided to the Company’s senior executives at the expense of the Company, to the extent permitted by the terms of the applicable health or medical plans or policies of the Company.  In the event that the Company is unable to provide James S. Haahr and his spouse such health and medical benefits under the Company’s health and medical plans or policies, the Company will pay or reimburse him or his spouse for the costs of purchasing health and medical insurance that provide benefits that are substantially equivalent to the health and medical benefits that are then being provided to the senior executives of the Company (the “Health Benefits”).  The Health Benefits will continue in effect following the expiration or earlier termination of the Consulting Agreement, whether terminated for cause or otherwise, except that the Health Benefits will terminate in the event of a breach by James S. Haahr of the Non-Compete, unless such breach is cured to the satisfaction of the Company.

Loans

MetaBank has followed a written policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes.  As of September 30, 2011, all loans or extensions of credit to executive officers and directors were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to MetaBank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Meta Financial’s directors and executive officers, and persons who own more than 10% of a registered class of Meta Financial’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Meta Financial common stock and other equity securities of Meta Financial generally by the second business day following a transaction.  Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish Meta Financial with copies of all Section 16(a) forms they file.

To Meta Financial’s knowledge, based solely on a review of the copies of such reports furnished to Meta Financial and written representations that no other reports were required during the fiscal year ended September 30, 2011, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10%  beneficial owners were complied with, except for reporting of the following transactions. A Form 4 to report the annual grant of restricted stock was not timely filed for James S. Haahr, J. Tyler Haahr, Bradley C. Hanson, E. Thurman Gaskill, Frederic V. Moore, Rodney G. Muilenberg , and Jeanne Partlow.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm is KPMG LLP.  Representatives of KPMG LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

The following table presents fees billed by KPMG LLP for the audit of the Company’s annual financial statements for the years ended September 30, 2011 and 2010, and fees billed for other services rendered by KPMG LLP during 2011 and 2010.

Fiscal Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)
2011	$ 253,575	$ 29,750	$ 40,750	$ 78,696
2010	241,500	28,350	53,825	65,000

Audit fees consist of fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of fees for audits of financial statements of the employee benefit plan maintained by the Company and assistance with accounting research matters.

Tax fees consist of fees for tax consultation and tax compliance services for the Company and the employee benefit plan maintained by the Company.

All other fees consist of fees for professional services rendered for Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”) services performed.

The Company’s Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2011 by KPMG LLP is compatible with maintaining the independence of the independent registered public accounting firm.

Pre-Approval Policy.  The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.  The non-audit services include audit-related, tax, and SSAE 16 services.  The Audit Committee’s policy is to pre-approve all services and fees for up to one year, which approval includes the appropriate detail with regard to each particular service and its related fees.  In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.

During the last two fiscal years ended September 30, 2011, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

STOCKHOLDER PROPOSALS FOR THE YEAR 2013 ANNUAL MEETING

Stockholder proposals to be presented at Meta Financial’s 2013 Annual Meeting of Stockholders must be received by our Secretary no later than September 2, 2012 to be eligible for inclusion in Meta Financial’s proxy statement and form of proxy related to the 2013 Annual Meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether such proposal is included in Meta Financial’s proxy materials), Meta Financial’s certificate of incorporation and by-laws, and Delaware law.

To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company’s proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline.  The “Deadline” means the date that is 60 days prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 50 days from such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made.  If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company’s proxy statement for the such Annual Meeting.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2011 is being distributed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders. Our Annual Report on Form 10-K is not incorporated into this proxy statement and shall not be deemed to be solicitation material. The Company hereby undertakes to provide to any recipient of this proxy statement, upon his or her request, a copy of any of the exhibits to our Annual Report on Form 10-K. Requests for such copies should be directed in writing to Investor Relations, Meta Financial Group, Inc., 121 East Fifth Street, Storm Lake, Iowa 50588.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement.  However, if any other matter should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

META FINANCIAL GROUP, INC. 5501 S. BROADBAND LANE SIOUX FALLS, SD 57108
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
META FINANCIAL GROUP, INC. 5501 S. BROADBAND LANE SIOUX FALLS, SD 57108
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K is/are available at www.proxyvote.com.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0000119176_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Frederick V. Moore 02 Troy Moore III 03 Jeanne Partlow META FINANCIAL GROUP, INC. 5501 S. BROADBAND LANE SIOUX FALLS, SD 57108 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0000119176_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K is/are available at www.proxyvote.com . META FINANCIAL GROUP, INC. Annual Meeting of Stockholders January 30, 2012 This proxy is solicited by the Board of Directors The undersigned hereby appoints the members of the Board of Directors of Meta Financial Group, Inc. ("Meta Financial"), and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Meta Financial common stock held of record by the undersigned at the close of business on December 27, 2011, at the annual meeting of stockholders, and at any and all adjournments or postponements thereof. ESOP/PROFIT SHARING 401(k) PLAN PARTICIPANTS: As a participant in the Meta Financial Group, Inc. Employee Stock Ownership Plan (the "ESOP") and/or the MetaBank Profit Sharing 401(k) Plan (the "Profit Sharing Plan"), you have the right to direct First Bankers Trust Services, Inc., the Trustee of the applicable plan, how to vote the shares of Meta Financial Group stock held for you in the plan. You should submit your instructions as described above. These shares will be voted at the Annual Meeting of Stockholders or at any and all adjournments or postponements of the Annual Meeting. If your instructions are not received by January 23, 2012 or you do not respond, the Trustee will decide how to vote the shares held for you in the ESOP and/or the Profit Sharing Plan, as applicable. The Trustee will vote these shares as you direct unless doing so would violate the Employee Retirement Income Security Act. The Plan Sponsor will not be informed as to how you and any other participant have directed the Trustee to vote. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Should a director nominee be unable to serve as a director, an event that Meta Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors. Continued and to be signed on reverse side